Exhibit 10.3

AMENDMENT ONE TO STATEMENT OF WORK NO. 3 FOR THE SYMANTEC OUTSOURCED LATIN AMERICAN NOTIFICATION PROGRAM BETWEEN SYMANTEC CORPORATION AND RAINMAKER SYSTEMS, INC.

This Amendment One (“Amendment One”) is made to the Statement of Work for the Symantec Outsourced Latin American Notification Program with an effective date of October 10, 2007, by and between Symantec Corporation (“Symantec”) and Rainmaker Systems, Inc. (“Rainmaker”) (“SOW”). Terms not otherwise defined in this Amendment One shall have the meaning as defined in the SOW. In the event of any conflict between the terms of this Amendment One and the SOW, the terms of this Amendment One shall govern.

WHEREAS, Symantec and Rainmaker entered into a Master Services Agreement dated June 29, 2006, as amended (the “Agreement”); and

WHEREAS, Symantec and Rainmaker entered into the SOW pursuant to the terms of the Agreement; and

WHEREAS, Symantec and Rainmaker desire to amend the SOW effective as of April 1, 2012 (“Amendment One Effective Date”).

NOW, THEREFORE, the parties hereby amend the SOW as follows:

1.    Commencement/Term/Territory. The new expiration date of the SOW shall be March 31, 2014.

2.    Pricing. The pricing section of the SOW is modified as follows: The parties agree that all fees associated with the SOW either have been paid in full or will be paid in full by Symantec, either through (i) payment of invoices issued by Rainmaker to Symantec pursuant to this SOW during the original term of the SOW (November 1, 2007 through October 31, 2008); or (ii) payment of invoices issued by Rainmaker to Symantec pursuant to the Statement of Work for the Symantec Outsourced North American SMB & Mid-Market Renewal Program, with an effective date of April 1, 2008, by and between Symantec and Rainmaker. No other fees shall be paid to Rainmaker for services under this SOW.

3.    No Other Modifications. Except as modified by this Amendment One, the terms of the SOW remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment One as of the Amendment One Effective Date above, and each party warrants that its respective signatory whose signature appears below is duly authorized by all necessary and appropriate corporate action to execute this Amendment One on behalf of such party.

RAINMAKER SYSTEMS, INC.:		SYMANTEC CORPORATION:

By:	/s/ TIMOTHY BURNS	By:	/s/ HENRI ISENBERG

Name:	Timothy Burns	Name:	Henri Isenberg

Title:	CFO	Title:	Vice President

Date:	3/12/2012	Date:	3/9/2012